--------------------------

                              AMENDED AND RESTATED
                  UNLIMITED GUARANTY OF PAYMENT AND PERFORMANCE

                           --------------------------

     THIS AGREEMENT OF GUARANTY, dated as of this 1st day of July, 1999, between Barringer Instruments Incorporated, a Delaware corporation, with offices at 30 Technology Drive, Warren, New Jersey 07059, and Digivision, Inc., a California corporation, with offices at 4775 Viewridge Avenue, San Diego, California 92123 (each being a "Guarantor", and collectively, the "Guarantors") and FLEET BANK, N.A. with offices at 1125 Route 22 West, Bridgewater, New Jersey 08807 (hereinafter, together with any successor and assigns, "Lender").

                                   WITNESSETH:

     WHEREAS, Barringer Technologies Inc., a Delaware corporation (the "Borrower") is indebted to Bank pursuant to a certain Revolving Credit Note, dated March 13, 1998 (the "Note"), which evidences an obligation in the original maximum principal balance of $5,000,000.00 (the "Loan"); and

     WHEREAS, Barringer Instruments Incorporated, executed and delivered an Unlimited Guaranty of Payment and Performance, dated March 13, 1998, which guaranteed the Borrower's obligations under the Note; and

     WHEREAS, Borrower has since acquired Digivision, Inc.; and

     WHEREAS, Borrower has requested that (i) Bank renew the Loan; and

     WHEREAS, Lender is unwilling to renew the Loan without further security in the form of an unconditional guaranty by the Guarantors; and

     WHEREAS, to induce Lender to grant the Loan to the Borrower, each Guarantor herein executes the within instrument; and

     NOW, THEREFORE, in consideration of the premises contained herein and the sum of ONE ($1.00) DOLLAR, the receipt of which is hereby acknowledged, the undersigned agree as follows:

     1. Guaranty. Each Guarantor, jointly, severally, absolutely and unconditionally guarantees to Lender the due and prompt payment, whether at maturity or by acceleration or otherwise, of the Loan including all principal, interest and other monies due or that may become due under the documents evidencing the Loan (collectively, the "Loan Documents") and the due and punctual performance and observance by Borrower of any other terms, covenants and conditions of the Loan Documents on the part of Borrower to be kept, observed or performed together with all reasonable legal and other expenses of collection and enforcement, including payment of the Loan. Each Guarantor hereby expressly and unconditionally waives demand, notice of presentment and non-payment, protest and notice of protest, of said Note and consents that the time for payment thereof may be extended by Lender without notice to or further consent from any Guarantor.

     2. Actions of Lender Do Not Affect Liability. In addition to (but not in limitation of) all of the foregoing provisions, Lender may take any of the following actions (with or without notice to any Guarantor) without affecting the liability of any Guarantor in any way:

          (a) Release, exchange, increase, decrease or surrender all or any part of the security held by Lender for the said obligation, or substitute new security for all or any portion thereof, whether or not the new security shall be equal in value with the security substituted.

          (b) Recast, extend or modify all or any portion of Note.

          (c) Grant waivers, extensions, renewals or other indulgences under any of the Loan Documents.

          (d) Modify or amend any of the terms, provisions or agreements contained in any of the Loan Documents.

          (e) Vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting or enforcing any security or guaranty of the Loan Documents by any other person.

          (f) Accept partial payment or performance of any of the obligations due under the Loan Documents from the Borrower or any Guarantor.

          (g) Compromise or make any settlement or other arrangement with the Borrower or any Guarantor.

     3. Liability Unconditional. Liability on this Guaranty shall not be conditional or contingent upon the pursuance by Lender of whatever remedies that Lender may have against Borrower, nor shall Lender be required to foreclose, exhaust, or in any other way look for any security that Lender now has or that Lender may obtain or acquire in the future. Lender shall not be obligated or required to pursue any remedies it may have against Borrower, upon default of Borrower, prior to pursuing any remedy against any Guarantor. Not in limitation of the generality of the foregoing, the liability of any Guarantor hereunder shall remain effective and enforceable even though Borrower's liability under the Loan Documents may be unenforceable or even though recovery against the Borrower may be barred by a statute of limitations or otherwise. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation, from any cause whatsoever, of the liability of Borrower.

     4. Continuing Liability. Liability of the Guarantor hereunder shall be a continuing one and shall extend to any and all notes or other evidences of indebtedness that may be given in extension or renewal of the Note.

     5. Representations and Warrants. Each Guarantor hereby represents and warrants that:

          (a) Barringer Instruments, Incorporated, is a New Jersey corporation in good standing and qualified to do business in New Jersey and all other jurisdictions in which it conducts business or owns assets. Digivision, Inc., is a California corporation in good standing and qualified to do business in all other jurisdictions in which it conducts business or owns assets.

          (b) The execution of this guaranty by each Guarantor has been duly authorized by proper action of its respective board of directors and the persons executing this guaranty on behalf of each Guarantor have been authorized to act on the Guarantor's behalf and to bind each respective Guarantor to the terms hereof.

          (c) Each Guarantor has the legal capacity to enter into this Guaranty and to perform its obligations hereunder.

          (d) This Guaranty constitutes the legal, valid and binding obligation of each Guarantor and is enforceable against each Guarantor in accordance with its terms, subject to creditors, rights in general and bankruptcy and insolvency laws.


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


          (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending or within the knowledge of any Guarantor threatened, wherein an unfavorable decision, ruling or finding would (i) to the extent not covered by insurance, result in any material, adverse change in the business, financial condition, properties or operations of any Guarantor; (ii) materially adversely affect the transactions contemplated in the Loan
     Documents or this Guaranty; or (iii) adversely affect the validity or enforceability of the Loan Documents or this Guaranty. All authorizations, consents and approvals of governmental bodies or agencies required in connection with the execution and delivery of this Guaranty or in connection with the performance of each Guarantor's obligations hereunder have been obtained and will be obtained whenever required hereunder by law.

          (f)  Neither  the  execution  and  delivery  of  this  Guaranty,   the
     consummation of the transactions contemplated hereunder, nor the fulfillment of or compliance with the terms and conditions contained herein is prevented, limited by, conflicts with or results in a breach of the terms, conditions or provisions of any law, rule, regulation, order of any court or governmental agency, or any evidence of indebtedness, agreement or instrument of whatever nature to which any Guarantor (or any company, corporation or other business entity controlled by Guarantor or affiliated with it) is now a party, or to which any Guarantor or any such entity is bound, or constitutes a default under any of the foregoing. Such execution, delivery, consummation and performance will not result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of any Guarantor or any such entity.

          (g) The granting of the credit facility to the Borrower will result in material benefits to each Guarantor.

          (h) Neither this Guaranty nor any other document, certificate or statement furnished to the Lender by or on behalf of the Borrower or any Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading or incomplete.

          (i) The representations and warranties of the Borrower to the Lender were wholly true and accurate when made and are wholly true and accurate as of the execution hereof.

     6. Covenants of Guarantor. Each Guarantor hereby covenants and agrees that:

          (a) Guarantor guarantees, unconditionally, that the Loan and other obligations of Borrower under the Loan Documents will be paid and performed in accordance with their terms, promptly upon demand of the Lender.

          (b) Guarantor shall cause the Borrower to fully perform and observe all of the covenants, agreements and obligations of the Borrower under each of the Loan Documents.

          (c) If Guarantor shall receive any monies, by reason of the exercise of any rights of subrogation or contribution, prior to the payment in full and performance of the Obligations contained herein and under the Loan Documents, such amounts shall be paid by such Guarantor directly to the Lender.

          (d) If Borrower is now or shall hereafter become indebted to Guarantor, the amount of each sum and such indebtedness shall at all times be subordinate, as to lien, time of payment and in all other respects to the amounts owing to the Lender under the Loan Documents, and Guarantor shall not be entitled to enforce or receive payment thereof until all sums owing to the Lender have been paid. Nothing herein contained is intended or shall be construed to give Guarantor any right of


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


     subrogation in or under the Note, or any right to participate in any way therein, notwithstanding any payments made by Guarantor under the Guaranty. The obligations of the Guarantor hereunder shall continue in full force and effect until the obligations and all obligations of the Borrower shall have been fully paid and performed.

          (e) At all times during the term of this Guaranty, Guarantor shall operate and maintain its assets and properties in a reasonable manner and keep their property in good repair, and shall not despoil their assets.

          (f) Guarantor shall promptly notify Lender of any material and adverse changes in Guarantor's financial condition during the period of time that the Loan remains outstanding.

          (g) Guarantor shall promptly notify Lender of any litigations, actions, proceedings, claims or investigations, pending or threatened against Guarantor, that may materially and adversely affect the financial condition of Guarantor.

     7. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

          (a) Failure of any Guarantor to perform its obligations herein or under the terms of the Revolving Credit Loan Agreement, dated March 13, 1998, as amended.

     8. Remedies Upon Default. If any one or more Events of Default shall occur under this Guaranty, then in each case, the Lender shall have all rights and remedies, including but not limited to the right to:

          (a) cause all amounts payable hereunder and pursuant to the Loan Documents to be immediately due and payable, whereupon the same shall become immediately due and payable;

          (b) take any other action available, either in law or in equity to enforce performance or collect any amounts due or thereafter to become due under this Guaranty, or any of the Loan Documents and exercise all rights and remedies of the Lender thereunder;

          (c) enforce the observance of any of the covenants or obligations of any Guarantor under this Guaranty or any of the obligations of the Borrower under the Loan Documents.

     9. Costs of Collection. This Guaranty also includes all reasonable attorneys' fees and expenses and disbursements incurred by Lender in the collection, enforcement of payment or performance by Borrower of any obligation of Borrower to Lender, and in the collection, enforcement of payment or performance by each Guarantor hereunder, including all reasonable expenses incurred in enforcing all rights under this Guaranty.

     10. No Waiver. Any waiver by Lender on default of Borrower, and any failure on the part of Lender to enforce its rights against Borrower, shall be limited to that particular instance, shall not operate or be deemed to waive any future default or defaults, and shall not affect the absolute and unconditional liability of any Guarantor. Any extensions of time granted by Lender to Borrower shall not release any Guarantor from its obligations hereunder.

     11. Indemnification. Each Guarantor shall indemnify and save the Lender harmless from any loss, claim, demand or charge whatsoever incurred by Lender arising out of or resulting from default of the Borrower under any of the Loan Documents.


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


     12. Continuing Effect. This Guaranty shall continue in full effect, notwithstanding any insolvency or bankruptcy of the Borrower.

     13. Consent and Waiver By Guarantor. Each Guarantor hereby consents to all the terms and provisions of each of the Loan Documents, as the same may be from time to time amended or modified. Each Guarantor hereby irrevocably waives:

          (a) Notice of acceptance of this Guaranty and notice that credit has been extended by the Lender in reliance thereon;

          (b) Notice of any amendment or any change in the terms of any of the Loan Documents, or any other present or future agreement relating directly or indirectly thereto;

          (c) Notice of any default or Event of Default under any of the Loan Documents, or any other present or future agreement relating directly or indirectly thereto;

          (d) Demand for performance, observance of and enforcement of any provisions, or any pursuit or exhaustion of any rights or remedies against the Borrower, or any other Guarantor or obligor who becomes liable in any manner for any of the obligations, and any requirements of diligence or promptness on the part of the Lender or any assignee of Lender in connection therewith;

          (e) Diligence, presentment, protest, notice of dishonor and notice of default in the payment of any amount at any time payable by the Borrower under or in connection with any of the Loan Documents;

          (f) The benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and agrees that any payment of any indebtedness or other act that shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor's liability hereunder; or

          (g) The benefit of laws exempting property from levy or execution.

     14. Binding Effect. Each Guarantor hereto agrees that this Guaranty shall bind and inure to the benefit of its successors and assigns.

     15. Governing Law. This Guaranty shall be governed by the substantive law of New Jersey. Each Guarantor hereby consents to the jurisdiction of the courts of the State of New Jersey or the federal courts located in the federal district of New Jersey.

     16. Assignment By Lender. Lender may, without notice, assign this Guaranty in whole or in part to a party to whom the Loan is assigned.

     17. Setoff. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of each Guarantor given to Lender by law, Lender shall have a lien upon and a right of setoff against, all monies, securities and other property of each Guarantor now or hereafter in the possession of Lender. Every such lien and right of setoff may be exercised without demand upon or notice to any Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing. Every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is assigned to Lender as security for this Guaranty and the Loan, without reducing or affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty. Any notes now or hereafter evidencing indebtedness of Borrower to any Guarantor


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


shall be marked with a legend that the same are subject to this Agreement and, if Lender so requests, shall be delivered to Lender.

     18. Notices. All notices, requests and other communication pursuant to this Guaranty shall be in writing, addressed to the Lender at its place of business first indicated above or to the Guarantor at its address first indicated above or at such other address as either party may give notice to the other as herein provided. Any notice shall be by certified mail, return receipt requested, and shall be effective upon mailing. If hand delivered, the notice shall be effective upon receipt.

     19. Obligations Absolute. The obligations of each Guarantor hereunder shall be joint, several and absolute.

     20. Severability. If any term, provision, covenant or condition hereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all other provisions, covenants and conditions hereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     21. Payment Without Deduction. Each Guarantor shall make all payments required hereunder, free of any deductions, and without abatements, deduction or setoff.

     22. Waiver of Jury Trial. Each Guarantor waives any right to a jury trial in any litigation in any court with respect to, in connection with or arising out of the Loan or any instrument or document delivered pursuant to the Loan, or with respect to the validity, protection, interpretation, collection or enforcement of the Loan.


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


     IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the date first written above.


ATTEST:                                      GUARANTOR:
                                             Barringer Instruments Incorporated,
                                             a Delaware corporation


/s/ Richard S. Rosenfeld                     By:  /s/ Stanley Binder
-----------------------------                     ------------------------------
Richard S. Rosenfeld                         Name:  Stanley Binder
Vice President Finance                       Title:  President




                                             Digivision, Inc.
                                              a California corporation


/s/ Richard S. Rosenfeld                     By:  /s/ Stanley Binder
-----------------------------                     ------------------------------
Richard S. Rosenfeld                         Name:  Stanley Binder
Vice President Finance                       Title:  President




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